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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 26, 2006

                              TUTOGEN MEDICAL, INC.
               (Exact Name of Registrant as Specified in Charter)

       FLORIDA                         0-16128                   59-3100165
   (State or Other            (Commission File Number)        (I.R.S. Employer
   Jurisdiction of                                           Identification No.)
   Incorporation)

                        13709 PROGRESS BOULEVARD, BOX 19
                             ALACHUA, FLORIDA 32615
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (386) 462-0402

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR
STANDARD; TRANSFER OF LISTING

        As previously disclosed, on May 16, 2006, Tutogen Medical, Inc. (the "Company") announced that it expects to restate its 2003, 2004 and 2005 fiscal year and 2006 first fiscal quarter financial statements due to an error discovered by management during its second quarter review in the accounting of actual costs associated with inventory purchased from its German subsidiary. As a result, the Company announced on May 24, 2006 that the ongoing review will necessitate a late filing of the Company's Quarterly Report on Form 10-Q for the fiscal second quarter ended March 31, 2006 (the "Form 10-Q") with the Securities and Exchange Commission (the "SEC").

        On May 26, 2006, the Company received a notice from the American Stock Exchange ("AMEX"), the national securities exchange that maintains the principal listing for the Company's common stock, of the Company's failure to satisfy Sections 134 and 1101 of the AMEX Company Guide (the "Company Guide") as a result of the Company's failure to timely file its Form 10-Q with the SEC. In order to maintain its AMEX listing, the Company must submit a plan by June 9, 2006 advising AMEX of action the Company has taken, or will take, to return the Company to compliance with the listing standards on or before July 6, 2006 (the "Plan"). If AMEX accepts the Plan, the Company will remain listed during the Plan period. The Company will be subject to periodic review by AMEX during this period to determine whether it is making progress consistent with the Plan. If the Company does not submit the Plan, or if AMEX does not accept the Plan, the Company will be subject to delisting procedures. If the Company is not in compliance with the continued listing standards by July 6, 2006 or does not make progress consistent with the Plan during the Plan period, AMEX will initiate delisting proceedings. The Company may appeal a determination to initiate delisting proceedings in accordance with the AMEX rules.

        In addition, AMEX notified the Company that within five days of the date of the AMEX notice, the Company will be included in a list of issuers, which is posted daily on the AMEX website, that are not in compliance with the continued listing standards and ".LF" will be appended to the Company's trading symbol whenever such trading symbol is transmitted with a quotation or trade. Accordingly, the Company will trade as TTG.LF. The website posting and indicator will remain in effect until the Company has regained compliance with all applicable continued listing standards.

        The Company intends to provide a timely response to the AMEX notice and anticipates that it will file its Form 10-Q with the SEC within the time period prescribed by AMEX and restore its compliance with the AMEX continued listing standards. However, there can be no assurance that AMEX will accept the Company's Plan or that the Company will be able to regain compliance with the applicable AMEX continued listing standards by July 6, 2006.

        A copy of the press release relating to the foregoing is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

         99.1     Press Release dated June 2, 2006.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 TUTOGEN MEDICAL, INC.


Dated: June 2, 2006                              /S/ GUY L. MAYER
                                                 ----------------
                                                 Guy L. Mayer
                                                 Chief Executive Officer



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                                  EXHIBIT INDEX

EXHIBIT NUMBER                      DESCRIPTION

99.1                                Press Release dated June 2, 2006.